UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ameren Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! AMEREN CORPORATION 2022 Annual Meeting Vote by May 11, 2022 11:59 PM ET You invested in AMEREN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2022. Vote Virtually at the Meeting* May 12, 2022 10:00 A.M. CDT Virtually at: www.virtualshareholdermeeting.com/AEE2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D71579-P67776-Z81921 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. AMEREN CORPORATION 1901 CHOUTEAU AVENUE, MC-1310 ST. LOUIS, MO 63103

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D71580-P67776-Z81921 ITEM 1 COMPANY PROPOSAL - ELECTION OF DIRECTORS - NOMINEES FOR DIRECTOR Nominees: 1b. CYNTHIA J. BRINKLEY 1c. CATHERINE S. BRUNE 1a. WARNER L. BAXTER 1d. J. EDWARD COLEMAN 1e. WARD H. DICKSON 1f. NOELLE K. EDER 1g. ELLEN M. FITZSIMMONS 1h. RAFAEL FLORES 1i. RICHARD J. HARSHMAN 1j. CRAIG S. IVEY 1k. JAMES C. JOHNSON 1l. MARTIN J. LYONS, JR. 1n. LEO S. MACKAY, JR ITEM 2 – COMPANY PROPOSAL - ADVISORY APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT. ITEM 3 – COMPANY PROPOSAL - APPROVAL OF THE 2022 OMNIBUS INCENTIVE COMPENSATION PLAN. ITEM 4 – COMPANY PROPOSAL - RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For For For For For For 1m. STEVEN H. LIPSTEIN